Quarterly Statement of Investments

See Notes to Statement ofInvestments.

[a,b,c]Calpine Corp., Contingent Distribution	United States	424,000	—
[a,d]Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	453,470	—
			1,074,445
Energy Equipment & Services 0.8%			
Ensco PLC, ADR	United States	14,510	773,383
Food & Staples Retailing 2.6%			
CVS Caremark Corp.	United States	68,203	2,563,069
Health Care Providers & Services 2.7%			
[a,f]Community Health Systems Inc.	United States	100,564	2,582,483
Hotels, Restaurants & Leisure 1.1%			
[a,d]GLCP Harrah's Investment LP	United States	4,502,725	1,081,555
Independent Power Producers & Energy Traders 3.3%			
[a]GenOn Energy Inc.	United States	831,580	3,209,899
Insurance 1.4%			
[a,d]Imagine Group Holdings Ltd.	Bermuda	109,537	1,334,314
Media 5.2%			
British Sky Broadcasting Group PLC	United Kingdom	274,389	3,728,807
Viacom Inc., B	United States	24,521	1,250,571
			4,979,378
Multi-Utilities 1.4%			
Hera SpA	Italy	634,843	1,344,102
Office Electronics 3.5%			
Xerox Corp.	United States	321,635	3,348,220
Oil, Gas & Consumable Fuels 3.8%			
Marathon Oil Corp.	United States	54,600	2,876,328
The Williams Cos. Inc.	United States	26,640	805,860
			3,682,188
Pharmaceuticals 2.4%			
[f,g]Novartis AG, ADR	Switzerland	35,361	2,160,911
[a]Sanofi, Contingent Value rts., 12/31/20	France	54,270	130,790
			2,291,701
Real Estate Investment Trusts (REITs) 1.0%			
Weyerhaeuser Co.	United States	45,266	989,515
Semiconductors & Semiconductor Equipment 4.8%			
[a]LSI Corp.	United States	127,177	905,500
National Semiconductor Corp.	United States	152,420	3,751,056
			4,656,556
Tobacco 2.3%			
[f,g]Lorillard Inc.	United States	20,106	2,188,940
Transportation Infrastructure 1.8%			
[a,b]DeepOcean Holdings Group Ltd.	Norway	91,357	1,742,297
Total Common Stocks and Other Equity Interests (Cost $72,846,353)			64,452,654
Preferred Stocks (Cost $1,551,905) 1.9%			
Automobiles 1.9%			
Porsche Automobile Holding SE, pfd.	Germany	23,100	1,839,066
		Principal Amount	
Corporate Bonds, Notes and Senior Floating Rate Interests 19.3%			
Beckman Coulter Inc., cvt., senior note, 2.50%, 12/15/36	United States	1,000,000	1,198,750
[h]Boston Generating LLC, Revolver, 6.50%, 12/21/13	United States	4,194	1,431

Franklin Mutual Recovery Fund Statement of Investments, June 30, 2011 (unaudited) (continued)

ABBREVIATIONS

Counterparty
BANT - Bank of America NA
BBU - Barclays Bank PLC
DBFX - Deutsche Bank AG
SSBT - State Street Bank and Trust Co., NA

Selected Portfolio
ADR - American Depository Receipt
FHLB - Federal Home Loan Bank
peR - Pollution Control Revenue
PIK - Payment-In-Kind

Franklin Mutual Recovery Fund

Notes to Statement

of Investments (unaudited)

1. ORGANIZATION

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end, continuously offered investment company.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund's Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instnunent dealers, and other market sources to determine fair value.

Equity securities and derivative financial instnunents (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market -based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U. S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the over-the-counter market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market -based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund's investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

4. INCOME TAXES

At June 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

5. RESTRICTED SECURITIES

At June 30, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

6. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

  Level 1 - quoted prices in active markets for identical securities

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund's assets and liabilities carried at fair value:

At June 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update
(ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value
Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards
(IFRS). The amendments in the ASU will improve the comparability offair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15,2011. The Fund is currently evaluating the impact, if any, of applying this provision.

8. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Mutual Recovery Fund

By /s/ LAURA F. FERGERSON________ Laura F. Fergerson Chief Executive Officer – Finance and Administration Date: August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON________ Laura F. Fergerson Chief Executive Officer – Finance and Administration Date: August 25, 2011

By /s/ MATTHEW T. HINKLE__________ Matthew T. Hinkle Chief Financial Officer and Chief Accounting Officer Date: August 25, 2011